[***]     Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.
Exhibit 10.4(a)

Third Amendment to the Amended and Restated Frontier Airlines, Inc. Credit Card Affinity Agreement
THIS THIRD AMENDMENT (“Amendment”) TO THE AMENDED AND RESTATED
FRONTIER AIRLINES, INC. CREDIT CARD AFFINITY AGREEMENT is made and entered into as of September 6, 2024, with effect as of August 1, 2024 (“Third Amendment Effective Date”) by and between Barclays Bank Delaware (“Barclays”), and Frontier Airlines, Inc. (“Frontier”).

RECITALS:

WHEREAS, Barclays and Frontier entered into the Amended and Restated Frontier Airlines, Inc.
Credit Card Affinity Agreement as of September 15, 2020 (“Original Agreement”); and
WHEREAS, Barclays and Frontier entered to that First Amendment to the Original Agreement as of June 29, 2021 (“First Amendment”); and

WHEREAS, Barclays and Frontier entered into the Second Amendment to the Original Agreement as of May 23, 2003 (“Second Amendment” and, together with the Original Agreement and the First Amendment, the “Agreement”); and
WHEREAS, Barclays and Frontier have agreed to further amend the Agreement as described herein.
NOW THEREFORE, in consideration of the premises and such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.Amendment to Schedule C (Products).
(a)The following rows of Schedule C of the Agreement are hereby deleted in their entirety and replaced with the following:

Feature	No Fee (Consumer)	Fee (Consumer)	Business Card
Annual Fee	$0	[***]	[***]

Benefits	•Award Redemption Fee Waiver •Elite Status unlocked through card spend •Family pooling	•$100 Flight Discount Voucher w/$2,500 in spend during cardmembership year •Award Redemption Fee Waiver • Elite Status unlocked through card spend •Family pooling	•Award Redemption Fee Waiver •Elite Status unlocked through card spend •Family pooling
Miles Expiration	No Mileage expiration provided Cardholder’s Account is open and in good standing

(b)Schedule C of the Agreement is hereby amended to add the following row:

Feature	No Fee (Consumer)	Fee (Consumer)	Business Card
First and Second Checked Bag Fee Waiver for primary Barclays Cardholders on eligible flights and bags	No*	Yes	Yes
*[***].

(c)Paragraph 2(B) of Schedule C is hereby deleted in its entirety.
2.Amendment to Section 1(eee) (Definition of Initial Term). Section 1(eee) of the Agreement is hereby deleted in its entirety and replaced with the following:

““Initial Term” means that period that began on the Effective Date of the Original Agreement and ends on [***], 2029.”
3.Amendment to Section 4(a) (Issuance and Servicing of Barclays Products). The third paragraph of Section 4(a) of the Agreement is hereby deleted in its entirety and replaced with the following:

“The Volume Incentive [***] (“Barclays Volume Incentive Contribution”). [***] Barclays Volume Incentive Contribution so long as [***] remains the Network and without regard to spend thresholds that may be imposed by [***]”

4.Amendment to Section 5(a)(ii) (Renewal Premiums). Section 5(a)(ii) of the Agreement is hereby deleted in its entirety and replaced with the following:

“Renewal Premiums: For each Account that is open to new charges and is not: (1) in default, (2) more than [***] past due under the Cardholder Agreement, or (3) flagged as lost, stolen, or fraudulent according to Barclays’ records, [***] for each active no annual fee Account and [***] for each annual fee Account, provided however, that any annual fee Account issued with or converted to an annual fee of

(i) [***], [***] instead of [***], or (ii) [***] or more, [***] instead of [***]. To the extent Frontier does not continue to provide the Instant Elite Gold Status benefit to Barclays Cardholders with annual fee Accounts as more fully described in the Joint Marketing Plan or provide an equivalent airline benefit as agreed by the Joint Marketing Committee, the Renewal Premium for Accounts issued with an annual fee of [***] shall be [***] instead of [***]. For purposes of this Agreement an active no fee Account means an Account [***] prior to the Account anniversary.”

5.Amendment to Section 5(b)(i) (Purchase Mile Fees).
(a)Section 5(b)(i)(C) of the Agreement is hereby deleted in its entirety and replaced with the following:

“(C)    Beginning on [***] through [***]: [***] for each Purchase Mile.”
(b)Section 5(b)(i) of the Agreement is hereby amended to add the following:

“(D)    Beginning on [***] through the remainder of the Term: [***] for each Purchase Mile, provided that Frontier shall implement and communicate to customers a program to waive the first and second checked baggage fees for Barclays Cardholders with annual fee Accounts on eligible flights and bags or provide an equivalent airline benefit as agreed by the Joint Marketing Committee on the basis of appropriate market research to determine the efficacy of such benefits. Such benefits may change from time to time as agreed by the Joint Marketing Committee to address the then-current Barclays Products. To the extent Frontier does not implement the waiver of the first and second checked baggage fees (or provide an equivalent airline benefit as agreed by the Joint Marketing Committee) or subsequently discontinues such waiver, the total cost for each Purchase Mile shall be [***]”
6.Amendment to Section 5(f)(ii)(2) (Signing Bonus and Pre-Purchased Mileage Facility). Section 5(f)(ii)(2) of the Agreement is hereby deleted in its entirety and replaced with the following:

“If on [***] of any year [***] the annualized Revenue Share for the year, calculated based upon the updated forecasted Revenue Share is projected to be [***] below the Target Size set for such year, Barclays shall recover the amount in excess of the [***], and the Target Size will be reduced in [***] of Revenue Share amounts otherwise due to Frontier under this Agreement. If on [***] of any year the forecasted Revenue Share for the year is projected to be [***] above the Target Size for such year, Barclays shall increase the Target Size by the amount of the Revenue Share in excess of the [***]. The increase in the amount of the Facility will be accomplished by means of the purchase of additional Pre-Purchased Miles by Barclays on or before [***] of the applicable year.”
7.All other terms and conditions of the Agreement shall remain in effect except as expressly modified herein or in another writing signed by both parties. Capitalized terms shall have the same meaning as set forth in the Agreement.
8.This Amendment shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within the State of Delaware.
9.This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Intending to be legally bound, the parties have executed this Amendment as of the date set forth above.

BARCLAYS BANK DELAWARE	FRONTIER AIRLINES, INC.

/s/ Kristyn Forrester (Signature)	/s/ Howard Diamond (Signature)

Managing Dir., Head of Airline Partnerships Barclays USCB (Title)	General Counsel (Title)

9/6/24 (Date)	9/6/24 (Date)